Exhibit 99.906CERT

Certification Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Certified Shareholder Report of Principal Variable Contracts Funds, Inc. (the “Registrant”) on Form N-CSR (the “Report”), each of the undersigned officers of the Registrant does hereby certify that, to the best of their knowledge:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By /s/ Michael J. Beer
Michael J. Beer, President and CEO

Date 2/12/2019

By /s/ Tracy W. Bollin
Tracy W. Bollin, Chief Financial Officer

Date 2/12/2019

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.